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                                                                    EXHIBIT 10.3

                            LEASE AGREEMENT BETWEEN



                             EsNET PROPERTIES, L.C.,

                      A Utah limited liability Company, as

                                      DATED

                                    Landlord

                                       and

                                 CALDERA, INC.,
                             A Utah corporation, as

                                    Tenant's



                                  Dated 10/9/97


                                 LEASE AGREEMENT

THIS LEASE AGREEMENT (this "LEASE") is entered as of the 10th day of October 1997, by, between and among EsNET PROPERTIES, L.C., a Utah limited liability company, as LANDLORD, AND CALDERA, INC., a Utah corporation, as TENANT.

ARTICLE I: DEFINITIONS.

        The definitions of certain of the capitalized terms used in this Lease are set forth in the Glossary of Defined Terms attached as Exhibit A and by this reference made a part hereof.

                              ARTICLE II: PREMISES

        Subject to the provisions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Building, which contains 16,960 square feet of Gross Floor Area (the "Premises"). In connection with such demise, Landlord hereby grants to Tenant the non-exclusive right to use during the Term all Common Areas designed for the use of all tenants in the Complex, in common with all tenants in the Complex and their invitees, for the purposes for which the Common Areas are designed and in accordance with the requirements of this Lease and all Legal Requirements. By occupying the Premises, Tenant Accepts the Premises as being suitable for Tenant's intended use of the Premises.


                                ARTICLE III: TERM

The Term of this Lease shall commence on the Commencement Date and shall expire at 5:00 p.m. on the fifth anniversary of the Commencement Date, unless extended or earlier terminated as provided herein (the "TERM").

                                 ARTICLE IV: USE

        Tenant shall occupy and use the Premises solely for lawful, general business office, sales, and product fulfillment purposes in connection with a computer software development and distribution company, and otherwise in strict compliance with the such rules and regulations for the entire Complex as may be adopted from time to time by Landlord, and all other Legal Requirements. Tenant shall not use or occupy the Premises for any other use or purpose without the prior written consent of Landlord, which consent can be withheld by Landlord in Landlord's sole discretion.

                                 ARTICLE V: RENT


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5.1 BASE RENT.

        In consideration of Landlord's leasing the Premises to Tenant, Tenant shall pay to Landlord, as "Base Rent" for the Premises, the following amounts:

                          MONTHLY                           ANNUAL
 TERM                     AMOUNT                            AMOUNT
 ----                    ----------                       -----------
 Year 1                  $17,101.33                       $205,216.00
 Year2                   $17,614.37                       $211,372.48
 Year 3                  $18,142.80                       $217,713.65
 Year 4                  $18,687.09                       $224,245.06
 Year 5                  $19,247.70                       $230,972.42

        5.2 PAYMENT OF RENT. Except as otherwise expressly provided in this Lease, all Rent shall be due in advance monthly installments on the first day of each calendar month during the Term. Rent shall be paid to Landlord at its address recited in Section 26.7, or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall be paid without notice, demand, abatement, deduction or offset in legal tender of the United States of America. If the Term commences or ends on other than the first or the last day of a calendar month, the Rent for the partial month shall be prorated on the basis of the number of days during~ such month for which the Term was in effect

        5.3 DELINQUENT PAYMENTS AND HANDLING CHARGE. All Rent, if not paid within five (5) days after the date due, shall bear interest from and after the fifth day after being due until paid and all other payments required of Tenant hereunder shall bear interest from the date due until the date paid at the rate of interest specified in Section 26.13. In addition to interest, if any such Rent or other payment is not received within ten (10) days from the date it is due, Tenant shall pay to Landlord a late charge equal to five (5%) percent of the amount of such Rent or other payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5.3 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum rate of interest allowable under applicable law.

        5.4 SECURITY DEPOSIT. On the date of this Lease, Tenant shall deposit with Landlord the Security Deposit as security for the faithful performance by Tenant under this Lease. The Security Deposit shall be returned (without interest) to Tenant (or, at Landlord's option, to the last permitted assignee of Tenant's interest under this Lease) after the expiration of the Term, or sooner termination of this Lease and delivery of possession of the Premises to Landlord in accordance with Article XMV if, at such time, Tenant is not in default under this Lease. If Landlord's interest in this Lease is conveyed, transferred or assigned, Landlord shall transfer or credit the Security Deposit to Landlord's successor in interest, and Landlord shall be released from any liability for the return of the Security Deposit. Landlord may intermingle the Security Deposit with Landlord's own funds, and shall not be deemed to be a trustee of the Security Deposit. If Tenant fails to timely pay or perform any obligation under this Lease, Landlord may, prior to, concurrently with or subsequent to exercising any other right or remedy, use, apply or retain all or any part of the Security Deposit for the payment of any monetary obligation due under this Lease, or to compensate Landlord for any other expense, loss or damage which Landlord may incur by reason of Tenant's failure, including any damage or deficiency in the reletting of the Premises. If all or any portion of the Security Deposit is so used, applied or retained, Tenant shall immediately deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the original amount. Landlord may withhold the Security Deposit after the expiration of the Term or sooner termination of this Lease Until Tenant has paid in full all amounts payable by Tenant under this Lease. The Security Deposit is not a limitation on Landlord's damages or other rights under this Lease, a payment of liquidated damages or prepaid Rent, and shall not be applied by Tenant to the Rent for the last (or any) month of the Term, or to any other amount due under this Lease. If this Lease is terminated due to any default of Tenant, any portion of the Security Deposit remaining at the time of such terminations shall immediately inure to the benefit of Landlord ac partial compensation for the costs and expenses incurred by Landlord in connection with this Lease.

                    ARTICLE VI: CONSTRUCTION OF IMPROVEMENTS.

        6.1 GENERAL. Subject to events of Force Majeure, Landlord shall install, furnish, perform, and apply, at its expense, the Landlord's Work as specified in the Work Letter. Performance of the Landlord's Work shall constitute Landlord's sole construction obligation to Tenant under this Lease.

        6.2 ACCESS BY TENANT PRIOR TO COMMENCEMENT DATE. Provided that Tenant obtains and delivers to Landlord the certificates of policies of insurance called for in Section 17.1, Landlord, in its sole discretion, may permit Tenant and its employees, agents, contractors and suppliers to enter the Premises before the Commencement Date (and such entry alone shall not constitute Tenant's taking possession of the Premises for the purpose of Section 6.3), to prepare the Premises for Tenant's occupancy. Tenant and each other person or firm who or which enters the Premises before the Commencement Date shall conduct itself so as to not interfere with Landlord or other occupants of the Complex. Landlord may withdraw any permission granted under this Section 6.2 upon twenty-four (24) hours' notice to Tenant if Landlord, in its sole discretion, determines that any such interference has been or may be caused. Any prior entry shall be under all the terms of this Lease (other than the obligation to pay Base Rent or Additional Rent) and at Tenant's sole risk. Landlord shall not be liable in any way for personal injury, death or property damage (including damage to any personal property which Tenant may bring into, or any work which Tenant may perform in, the Premises) which may occur in or about the Complex by Tenant or such other person or firm as a result of any prior entry.


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        6.3 COMMENCEMENT DATE: ADJUSTMENTS TO COMMENCEMENT DATE. For purposes of this Lease, the "COMMENCEMENT DATE" shall mean the earliest of (a) the date on which Landlord substantially completes the Landlord's Work and tenders possession of the Premises to Tenant, (b) the date on which Landlord would have substantially completed the Landlord's Work and tendered possession of the Premises to Tenant but for (i) the delay or failure of Tenant to furnish information or other matters required in the Work Letter, (ii) Tenant's request for changes in the plans or non-Building Standard items, or (iii) any other action or inaction of Tenant, or any person or firm employed or retained by Tenant, or (c) the date on which Tenant takes possession of the Premises. If by the scheduled Commencement Date specified in Section 3, the Landlord's Work has not been substantially completed, and such failure to substantially complete renders the Premises unsuitable for the commencement of Tenant's business on the Premises as reasonably determined by Landlord and Tenant, then the Commencement Date (and the commencement of payment of Base Rent and Additional Rent) shall be postponed until the Landlord's Work is substantially completed as reasonably determined by Landlord and Tenant or until possession of the Premises is tendered to Tenant, as the case may be. Such postponement shall extend the scheduled expiration of the Term for a number of days equal to the postponement. The postponement of the payment of Base Rent and Additional Rent under this
Section 6.3 shall be Tenant's exclusive remedy for Landlord's delay in completing the Landlord's Work or tendering possession of the Premises to Tenant.

         ARTICLE VII: UTILITIES AND SERVICE TO BE FURNISHED BY LANDLORD

        7.1 UTILITIES. Tenant shall be solely responsible for, and pay when due, all charges for all utilities supplied to or used in the Premises other than water, including, but not limited to, gas, heat, light, power, telephone, and other utilities or services used by or supplied to Tenant or to the Premises, together with any taxes thereon, during the term of this Lease.

        7.2 SERVICES PROVIDED BY LANDLORD. Subject to applicable Legal Requirements, the provisions of this Lease, and Tenant's performance of its obligations hereunder, Landlord shall use all reasonable efforts to furnish water at those points of supply common to the entire Premises for lavatory and drinking purposes only. If water service or other services provided by Landlord pursuant to other provisions of this Lease are interrupted, Landlord shall use reasonable diligence to promptly restore the same. However, neither the interruption nor cessation of such services, nor the failure of Landlord to restore same, shall render Landlord liable for damages to person or property, except in cases of gross negligence by Landlord, or be construed as an eviction of Tenant, or work an abatement of Rent or relive Tenant from fulfilling any of its other obligations hereunder. If not previously installed, Landlord may cause a water meter to be installed in the Premises in order to measure the amount of water consumed for any such use.

        7.3 KEYS. Landlord shall furnish Tenant, at Landlord's expense, with two keys, and at Tenant's expense with such additional keys as Tenant may request, to unlock each exterior door entering the Premises. Tenant may, at Tenant's expense and subject to the provisions of this Section 7.3 and Article XI, install a card-key access system. Landlord shall, however, be entitled at all times to possession of a duplicate of all keys and/or access cards to all exterior doors to the Premises. All keys and/or access cards referred to in this
Section 7.3 shall constitute the property of the Landlord. Upon the expiration or termination of the Term, Tenant shall surrender to Landlord all keys and/or access cards to all exterior and interior doors to the Premises and shall deliver to Landlord the combination to all locks on all safes, cabinets, and vaults which will remain in the Premises. Landlord shall be entitled to install, operate and maintain security systems on or about the exterior of the Premises and the Complex which monitor, by closed circuit television or otherwise, all persons leaving or entering the Complex and the Premises.

        7.4 TENANT IDENTITY. Subject to the provisions of Article XI and this
7.4 and subject to Tenant's complying, at Tenant's expense with all applicable Legal Requirements, Tenant shall have the right to install, at Tenant's expense, a monument sign advertising Tenant's location in the Complex at a location in the Common Areas of the Complex reasonably acceptable to Landlord. Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Premises, on any part of the inside of the Premises which is visible from the outside of the Premises, or elsewhere on the Complex, any sign decoration, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord's written approval. Landlord may, at Tenant's cost, and without notice or liability to Tenant, enter the Premises and remove any item erected in violation of this Section. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. All approved signs or letterings on doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with all Legal Requirements. At Tenant's sole cost, Tenant shall maintain all permitted signs and shall, on the expiration of the Term or sooner termination of this Lease, remove all such permitted signs and repair any damage caused by such removal.

        7.5 OPERATING HOURS. Subject to such rules and regulations regarding the use of the Common Areas as Landlord may from time to time adopt, the Complex shall be open to the public during the Building Operating Hours and the Premises shall be open to Tenant during hours other than Building Operating Hours.

                      ARTICLE VIII: REPAIR AND MAINTENANCE

        8.1 BY LANDLORD. Landlord shall maintain the structural components of the Building, the roof of the Building, elevator, HVAC System and other Major Equipment ~ a~ the roof of the Building a good and operable condition, and shall make such repairs and replacements as may be required to maintain the Building in such condition. This Section 8.1 shall not apply to damage resulting from a Taking (as to which Section XlV shall apply), or damage resulting from a casualty (as to which Section 15.1 shall apply ), or to damage for which Tenant is otherwise responsible under this Lease.

        8.2 BY TENANT. Except as provided otherwise in Section 8.1 above, Tenant, at Tenant's sole cost, shall maintain the Premises and every part of the Premises (including, without limitation, all floors, walls and ceilings and their coverings, windows, doors, and locks, furnishings, trade fixtures, signage, leasehold improvements, equipment and other personal


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property from time to time situated in or on the Premises) in good order, condition and repair, and in a clean, safe, operable, attractive and sanitary condition. Tenant will not commit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building and/or the Complex (including the structural components and the roof of the Building) caused by Tenant or Tenant's agents, contractors or invitees. If Tenant fails to make such repairs or replacements, Landlord may make the same at Tenant's cost. Such cost shall be payable to Landlord by Tenant on demand as Additional Rent. All contractors, workmen, artisans and other persons which or whom Tenant proposes to retain to perform work in the Premises (or the Complex, pursuant to this Section) pursuant to this Section 8.2 or Article XI shall be approved by Landlord prior to the commencement of any such work.

        8.3 HAZARDOUS SUBSTANCES. Tenant (a) shall at all times comply with, or cause to be complied with, any "Environmental Law" governing the Premises or the use thereof by Tenant or any of Tenant's employees, agents, contractors, invitees, licensees, customers, or clients, (b) shall not use, store, generate, treat, transport, or dispose of, or permit any of Tenant's employees, agents, contractors, invitees, licensees, customers, or clients to use, store, generate, treat, transport, or dispose of, any "Hazardous Substance" on the Premises without first obtaining Lessor's written approval, (c) shall promptly and completely respond to and cleanup any release or presence of any Hazardous Substances upon the Premises in accordance with applicable laws and regulations and (d) shall pay all costs incurred as a result of the environmental state, condition and quality of the Premises, including, but not limited to, the costs of any Environmental Cleanup Work (hereinafter defined) and the preparation of any closure or other required plans (all of the foregoing obligations of Tenant under this Section 8.3 are hereinafter collectively "Tenant's Environmental Obligations"). Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, actions, damages, penalties, fines, liabilities and expenses, including reasonable attorneys' fees, which are directly or indirectly, in whole or in part, caused by or arise out of Tenant's Environmental Obligations. Tenant shall promptly deliver to Landlord true and complete copies of any and all notices or correspondence or request from any governmental authority or third parties relating to the presence, release, use, storage, treatment, transportation, or disposal of Hazardous Substances, which notices, correspondence, or requests relate, in any way, to the Premises. Tenant shall permit Landlord and Landlord's agents to enter into and upon the Premises, without notice, at all reasonable times for the purpose of inspecting the Premises and verifying Tenant's compliance with these covenants. The provisions of this Section 8.3 shall survive the expiration or other termination of this Lease.

                     ARTICLE IX: TAXES ON TENANT'S PROPERTY

        Tenant shall be liable for and shall pay, before they become delinquent, all taxes and assessments levied against any personal property placed by Tenant in the Premises (even if same becomes a fixture by operation of law or the property of Landlord by operation of this Lease), including any additional Impositions which may be assessed, levied, charged or imposed against Landlord or the Building by reason of non-Building Standard Items in the Premises. Tenant may withhold payments of any taxes and assessments described in this Article IX so long as Tenant contests its obligation to pay in accordance with applicable law and non-payment thereof does not pose a threat of loss or seizure of the Building or any interest of Landlord therein.

                         ARTICLE X: TRANSFER BY TENANT.

        10.1 GENERAL. Without the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not effect or suffer any Transfer. Any attempted Transfer without such consent shall be void. If Tenant desires to effect a Transfer, it shall deliver to Landlord written notice thereof in advance of the date on which Tenant proposes to make the Transfer, together with all the terms of the proposed Transfer and the identity of the proposed Transferee. Landlord shall have thirty (30) days following receipt of the notice and information within which to notify Tenant in writing whether Landlord elects (a) to refuse to consent to the Transfer and to terminate this Lease as to the space proposed to be Transferred as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space, (b) to refuse to consent to the Transfer and to continue this Lease in full force as to the entire Premises, or (c) to permit Tenant to effect the proposed Transfer. If Landlord fails to notify Tenant of its election within said thirty (30) day period, Landlord shall be deemed to have elected the option specified in Section l 0.1(b). The consent by Landlord to a particular Transfer shall not be deemed a consent to any other Transfer. If a Transfer occurs without the prior written consent of Landlord as provided herein, Landlord may nevertheless collect rent from the Transferee and apply the net amount collected to the Rent payable hereunder, but such collection and application shall not constitute a waiver of the provisions hereof or a release of Tenant from the further performance of its obligations hereunder. No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether such obligation arises prior to or after such consent.

        10.2 CONDITIONS. The following conditions shall automatically apply to each Transfer, without the necessity of same being stated or referred to in Landlord's written consent:

        (a) Tenant shall execute, have acknowledged and deliver to Landlord, and cause the Transferee to execute, have acknowledged and deliver to Landlord, an instrument in form and substance acceptable to Landlord in which (1) the Transferee adopts this Lease and agrees to perform, jointly and severally with Tenant, all of the obligations of Tenant hereunder, as to the space Transferred to it,(2) The Transferee agrees to use and occupy the Transferred space solely for the purpose specified in Article IV and otherwise in strict accordance with this Lease, and (3) Tenant acknowledges that, notwithstanding the Transfer, Tenant remains directly and primarily liable for the performance of all the obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent), and Landlord shall be permitted to enforce this Lease against Tenant or the Transferee, or both, without prior demand upon or proceeding in any way against any other persons; and

        (b) Tenant shall deliver to Landlord a counterpart of all instruments relative to the Transfer executed by all parties to such transaction (except Landlord).


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        (c) If Tenant requests Landlord to consent to a proposed Transfer,
Tenant shall pay to Landlord, whether or not consent is given, Landlord's reasonable attorney's fees incurred in connection with such request.

        10.3 LIENS. Without in any way limiting the generality of the foregoing, Tenant shall not grant, place or suffer, or permit to be granted, placed or suffered, against the Complex or any portion thereof, any lien, security interest, pledge, conditional sale contract, claim, charge or encumbrance (whether constitutional, statutory, contractual or otherwise) and, if any of the aforesaid does arise or is asserted, Tenant will, promptly upon demand by Landlord and at Tenant's expense, cause the same to be released.

                             ARTICLE XI: ALTERATIONS

        Tenant shall not make (or permit to be made) any change, addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment) unless such change, addition or improvement (a) equals or exceeds the Building Standard and utilizes only new and first-grade materials, (b) is in conformity with all Legal Requirements, and is made after obtaining any required permits and licenses, (c) is made with prior written consent of Landlord, (d) is made pursuant to plans and specifications approved in writing in advance by Landlord and prepared by an architect approved in writing in advance by Landlord, (e) is made after Tenant has provided to Landlord such indemnification, insurance, and/or bonds requested by Landlord, including, without limitation, a performance and completion bond in such form and amount as may be satisfactory to Landlord to protect against claims and liens for labor performed and materials furnished, and to insure the completion of any change, addition or improvement, (f) is carried out by persons approved in writing by Landlord who, if required by Landlord, deliver to Landlord before commencement of their work proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured, and (g) is done only at such time and in such manner as Landlord may reasonably specify. All such alterations, improvements and additions (including all articles attached to the floor, wall or ceiling of the Premises) shall become the property of Landlord and shall, at Landlord's election, be (1) surrendered with the Premises as part thereof at the termination or expiration of the Term, without any payment, reimbursement or compensation therefore, or (2) removed by Tenant, at Tenant's expense with all damage caused by such removal repaired by Tenant. Tenant may remove Tenant's trade fixtures, office supplies, movable office furniture and equipment not attached to the Building, provided such removal is made prior to the expiration of the Term, no uncured Event of Default has occurred and Tenant promptly repairs all damage caused by such removal. Tenant shall indemnify, defend and hold harmless Landlord from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys' fees, which may arise out of, or be connected in any way with, any such change, addition or improvement. Within ten (10) days following the imposition of any lien resulting from any such change, addition or improvement, Tenant shall cause such lien to be released of record by payment of money or posting of a proper bond.

                          ARTICLE XII: PROHIBITED USES

        Tenant will not (a) use, occupy or permit the use or occupancy of the Premises for any purpose or in any manner which is or may be, directly or indirectly, violative of any Legal Requirement, or dangerous to life or property, or a public or private nuisance, or disruptive of obstructive of any other tenant or of the Complex, (b) keep or permit to be kept any substance in, or conduct or permit to be conducted any operation from, the Premises which might emit offensive odors or conditions into other portions of the Complex, or make undue noise or create undue vibrations, (c) commit or permit to remain any waste to Premises, (d) install or permit to remain any improvements to the Premises (other than window coverings which have first been approved by Landlord) which are visible from the outside of the Premises, or exceed the structural loads of floors or walls of the Building, or adversely affect the mechanical, plumbing or electrical systems of the Building, or affect the structural integrity of the Building in any way, or (e) commit or permit to be committed any action or circumstance in or about the Building which, directly or indirectly, would or might justify any insurance carrier in canceling or increasing the premium on the fire and extended coverage insurance policy maintained by Landlord on the Building or contents, and if any increase results from any act of Tenant, then Tenant shall pay such increase promptly upon demand therefore by Landlord.

                        ARTICLE XIII: ACCESS BY LANDLORD

        Except as provided below in this Article XIII, Landlord, its employees, contractors, agents, and representatives, shall have the right (and Landlord, for itself and such persons and firms, hereby reserves the right) to enter the Premises at all hours (a) to inspect, maintain, repair, replace or alter the Premises, (b) to show the Premises to prospective purchasers (or, during the last twelve (12) months of the Term, to prospective tenants), (c) to determine whether Tenant is performing its obligations hereunder and, if it is not, to perform same at Landlord's option and Tenant's expense, or (d) for any other purpose deemed reasonable by Landlord. In an emergency, Landlord (and such persons and firms) may use any means to open any door into or in the Premises without any liability therefore. Entry into the Premises by Landlord or any other person or firm named in the first sentence of this Article XIII for any purpose permitted herein shall not constitute a trespass or an eviction (constructive or otherwise), or entitle Tenant to any abatement or reduction of Rent, or constitute grounds for any claim (and Tenant hereby waives any claim) for damages for any injury to or interference with Tenant's business, for loss of occupancy or quiet enjoyment, or for consequential damages. Notwithstanding anything to the contrary in this Article XIII, Tenant may designate certain areas of the Premises as "Secured Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. Landlord may not enter Secured Areas without providing Tenant with forty-eight
(48) hours' prior written notice of the specific date and time of entry by Landlord.

                            ARTICLE XIV: CONDEMNATION

        If all of the Premises is taken, or if so much of the Premises is Taken that, in Landlord's opinion, the remainder cannot be restored to an economically viable, quality office building, or if the awards payable to Landlord as a result of any Taking are, in Landlord's opinion, inadequate to restore the remainder to an economically viable, quality office building, Landlord may, at its election, exercisable by the giving of written notice to Tenant within sixty (60) days after the date of the Taking, terminate this Lease as of the date of Taking or the date Tenant is deprived of possession of the Premises (whichever is later). If this Lease is not terminated as a result of a Taking, Landlord shall restore the Premises remaining after the Taking to a Building Standard condition. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent shall be reduced in the proportion that the area of the Premises Taken or otherwise rendered untenantable bears to the area of the Premises just prior to the Taking. If any portion of Base Rent is abated under this Article XIV, Landlord may elect to extend the expiration date of the Term for the period of the abatement. All awards, proceeds, compensation or other payments from or with respect to any Taking of the Complex or any portion thereof shall belong to Landlord, and Tenant hereby assigns to Landlord all of its right, title, interest and claim to same. Whether or not this Lease is terminated as a consequence of a Taking, all damages or compensation awarded for a partial or total Taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord. Tenant may assert a claim for and recover from the condemning authority, but not from Landlord, such compensation as may be awarded on account of Tenant's moving and relocation expenses, and depreciation to and loss of Tenant's moveable personal property. Tenant shall have no claim against Landlord for the occurrence of any Taking, or for the termination of this Lease or a reduction in the Premises as a result of any Taking.

                              ARTICLE XV: CASUALTY

        15.1 GENERAL. Tenant shall give prompt written notice to Landlord of any casualty to the Complex of which Tenant is aware and any casualty to the Premises. If the Complex or the Premises are totally destroyed, or if the Premises are partially destroyed but in Landlord's opinion they cannot be restored to an economically viable, quality office building complex, or if the insurance proceeds payable to Landlord as a result of any casualty are, in Landlord's opinion, inadequate to restore the portion remaining to an economically viable, quality office building, Landlord may, at its election exercisable by the giving of written notice to Tenant within sixty (60) days after the casualty, terminate this Lease as of the date of the casualty or the date Tenant is deprived of possession of the Premises (whichever is later). If this Lease is not terminated as a result of a casualty, Landlord shall (subject to Section 15.2) restore the Premises to a Building Standard condition. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent shall be reduced in the proportion that the area of the Premises remaining tenantable after the casualty bears to the area of the Premises just prior to the casualty. If any portion of Base Rent is abated under this Section 15.1, Landlord may elect to extend the expiration date of the Term for the period of the abatement. Except for abatement of Base Rent, if any, and except in cases of gross negligence on the part of Landlord, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration, nor may Tenant terminate this lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises. The proceeds of all insurance carried by Tenant on Tenant's furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage to or to make any restoration of any furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant.

        15.2 ACTS OF TENANT. Notwithstanding any provisions of this Lease to the contrary, if the Premises or the Complex are damaged or destroyed as a result of a casualty arising from the acts or omissions of Tenant, or any of Tenant's officers, directors, shareholders, partners, employees, contractors, agents, invitees or representatives, (a) Tenant's obligation to pay Rent and to perform its other obligations under this Lease shall not be abated, reduced or altered in any manner, (b) Landlord shall not be obligated to repair or restore the Premises or the Complex, and (c) subject to Section 17.2, Tenant shall be obligated, at Tenant's cost, to repair and to restore the Premises or the Complex to the condition they were in just prior to the damage or destruction under the direction and supervision of, and to the satisfaction of, Landlord and any Landlord's Mortgagee.

                   ARTICLE XVI: SUBORDINATION AND ATTORNMENT.

        16.1 GENERAL. This Lease, Tenant's leasehold estate created hereby, and all Tenant's rights, titles and interests hereunder and in and to the Premises are subject and subordinate to any Mortgage presently existing or hereafter placed upon all or any portion of the Complex. However, Landlord and Landlord's Mortgagee may, at any time upon the giving of written notice to Tenant and without any compensation or consideration being payable to Tenant, make this Lease, and the aforesaid leasehold estate and rights, titles and interests, superior to any Mortgage. Upon the written request by Landlord or by Landlord's Mortgagee to Tenant, and within five (5) days of the date of such request, and without any compensation or consideration being payable to Tenant, Tenant shall execute, have acknowledged and deliver a recordable instrument confirming that this Lease, Tenant's leasehold estate in the Premises and all of Tenant's rights, titles and interests hereunder are subject and subordinate (or, at the election of Landlord or Landlord's Mortgagee, superior) to the Mortgage benefiting Landlord's Mortgagee.

        16.2 ATTORNMENT. Upon the written request of any person or party succeeding to the interest of Landlord under this Lease, Tenant shall automatically become the tenant of and attorn to such successor in interest without any change in any of the terms of this Lease. No successor in interest shall be (a) bound by any payment of Rent for more than one month in advance, except payments of security for the performance by Tenant of Tenant's obligations under this Lease, or (b) subject to any offset, defense or damages arising out of a default or any obligations of any preceding Landlord. Neither Landlord's Mortgagee nor its successor in interest shall be bound by any amendment of this Lease entered into after Tenant has been given written notice of the name and address of Landlord's Mortgagee and without the written consent of Landlord's Mortgagee or such successor in interest. The subordination, attornment and mortgagee protection clauses of this Article XVI shall be self-operative and no further instruments of subordination attornment or mortgagee protection need be required by any Landlord's Mortgagee or successor in interest thereto. Nevertheless, upon the written request therefor and without any compensation or consideration being payable to Tenant, Tenant agrees to execute, have acknowledged and deliver such instruments as may be requested to confirm the same. Tenant shall from time to time, if so requested by Landlord and if doing so will not materially and adversely affect Tenant's economic interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Complex.

                            ARTICLE XVII: INSURANCE.

        17.1 GENERAL. Tenant shall obtain and maintain throughout the Term the following policies of insurance:

        (a) Commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than One Million Dollars ($1,000,000) per occurrence, including, without limitation, contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Article XVIII.

        (b) Hazard insurance with special causes of loss, including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement cost (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property from time to time situated in or on the Premises.

        (c) Worker's compensation insurance satisfying Tenant's obligations under the worker's compensation laws of the State of Utah.

        (d) Such other policy or policies of insurance as Landlord may reasonably require or as Landlord is then requiring from one or more other tenants in the Complex.

Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord, and any other person specified from time to time by Landlord, as an additional insured; such property insurance shall name Landlord as a loss payee as Landlord's interests may appear; and both such liability and property insurance shall be with companies acceptable to Landlord, having a rating of not less than A:X1I in the most recent issue of Best's Key Rating Guide. Propertv-Casualty. All liability policies maintained by Tenant shall contain a provision that Landlord and any other additional insured, although named as an insured, shall nevertheless be entitled to recover under such policies for any loss sustained by Landlord and Landlord's agents and employees as a result of the acts or omissions of Tenant. Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry, and shall only be subject to such deductibles as may be approved in writing in advance by Landlord. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Complex, and against the officers, directors, shareholders, partners, joint ventures, employees, agents, customers, invitees or business visitors of each other, or of any other tenant or occupant of the Complex, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, to the extent that such loss or damage is actually covered. Tenant shall cause all other occupants of the Premises claiming by, through or under Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in this Section and to obtain such waiver of subrogation rights endorsements. Any Landlord's Mortgagee may, at Landlord's option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee's endorsement to the policy concerned.

        17.2 WAIVER OF SUBROGATION. Landlord hereby waives all claims, rights of recovery and causes of action that Landlord or any party claiming by, through or under Landlord may now or hereafter have by subrogation or otherwise against Tenant or against any of Tenant's officers, directors, shareholders, members, partners or employees for any loss or damage that may occur to the Complex, the Premises, Tenant's improvements or any of the contents of any of the foregoing by reason of fire or other casualty, or by reason of any other cause except gross negligence, willful misconduct, or the failure by Tenant to observe any of Tenant's obligations under this Lease (thus including simple negligence of the Tenant or Tenant's officers, directors, shareholders, members, partners or employees), that could have been insured against under the terms of the standard fire and extended coverage insurance policies available in the state where the Complex is located at the time of the casualty; provided, however, that the waiver set forth in this Section 17.2 shall not apply to any deductibles on insurance policies carried by Landlord or to any coinsurance penalty which Landlord might sustain. Tenant hereby waives all claims, rights of recovery and causes of action that Tenant or any party claiming by, through or under Tenant may now or hereafter have by subrogation or otherwise against Landlord or against any of Landlord's officers, directors, members, shareholders, members, partners or employees for any loss or damage that may occur to the Complex, the Premises, Tenant's improvements or any of the contents of any of the foregoing by reason of fire or other casualty, or by reason of any other cause except gross negligence or willful misconduct (thus including simple negligence of the Landlord or Landlord's officers, directors, shareholders, members, partners or employees), that could have been insured against under the terms of the fire and extended coverage insurance policies required to be obtained and maintained under Section 17.1. Landlord and Tenant shall cause an endorsement to be issued to their respective insurance policies recognizing this waiver of subrogation.

                        ARTICLE XVIII: TENANT'S INDEMNITY

        Subject to Section 17.2, Tenant shall defend, indemnify and hold harmless Landlord and Landlord's officers, directors, shareholders, members, partners and employees from and against liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including court costs and reasonable attorneys' fees) resulting from any injures to or death of any person or damage to any property occurring during the Term in the Premises, on the Complex, and/or in the Common Areas.

                ARTICLE XIX: THIRD PARTIES: ACTS OF FORCE MAJEURE

        Landlord shall have no liability to Tenant, or to Tenant's officers, directors, shareholders, partners, employees, agents, contractors or invitees, for bodily injury, death, property damage, business interruption, loss of profits, loss of trade secrets or other tenant or such other direct or consequential damages occasioned by (a) the acts or omissions of any other tenant's officers, directors, shareholders, partners, employees agents, contractors or other invitees within the Complex, (b) Force Majeure, (c) vandalism, theft, burglary and other criminal acts (other than those committed by Landlord and its employees), (d) water leakage, or (e) the repair, replacement, maintenance, damage, destruction or relocation of the Premises, except, with respect to both (d) and (e) in the case of gross negligence by Landlord.

                       ARTICLE XX: CONTROL OF COMMON AREAS

        Landlord shall have the exclusive control over the Common Areas. Landlord may, from time to time, create different Common Areas, close or otherwise modify the Common Areas, and adopt and/or modify rules and regulations regarding the use thereof

                          ARTICLE XXI: QUIET ENJOYMENT

        Provided Tenant has performed all its obligations under this Lease, Tenant shall and may peaceably and quietly have, hold, occupy, use and enjoy the Premises during the Term subject to the provisions of this Lease. Landlord shall warrant and forever defend Tenant's right to occupancy of the Premises against the claims of any and all persons whosoever lawfully claiming the same or any part thereof, by, through or under Landlord, but not otherwise, subject to the provisions of this Lease.

                        ARTICLE XXII: DEFAULT BY TENANT.

        22.1 EVENTS OF DEFAULT. Each of the following occurrences shall constitute Event of Default (herein so called):

        (a) The failure of Tenant to pay Rent as and when due hereunder and continuance of such failure for a period of five (5) days after written notice from Landlord to Tenant specifying the failure; provided, however, after Landlord has seven Tenant written notice pursuant to this Section 22.1(a) on two separate occasions, Landlord shall not be required to give Tenant any further notice under this Section 22.1(a);

        (b) The failure of Tenant to perform, comply with or observe any other agreement, obligation or undertaking of Tenant, or any other term, condition or provision in this Lease, and the continuance of such failure for a period of ten
(10) days after written notice from Landlord to Tenant specifying the failure;

        (c) The abandonment of the Premises by Tenant or the failure of Tenant to occupy the Premises or any significant portion thereof;

        (d) The filing of a petition by or against Tenant (the term "Tenant" also meaning, for the purpose of this Section 22.1 (d), any guarantor of the named Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding, (2) seeking any relief under the Bankruptcy Code or any similar debtor relief law, (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease, or (4) to reorganize or modify Tenant's capital structure; and

        (e) The admission by Tenant in writing that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.

        22.2 REMEDIES OF LANDLORD. Upon any Event of default, Landlord may, at Landlord's option and in addition to all other rights, remedies and recourse afforded Landlord hereunder or by law or equity, of an one or more of the following:

        (a) At Landlord's option and without waiving any default by Tenant, Landlord shall have the right to continue this Lease in full force and effect and to collect all Base Rent, Additional Rent, and any other amounts to be paid by Tenant under ~is Lease as and when due. During any period that Tenant is in default, Landlord shall have the right, pursuant to legal proceedings or pursuant to any notice provided for by law, to enter and take possession of the Premises, without terminating this Lease, for the purpose of reletting the Premises or any part thereof and making any alterations and repairs that may be necessary or desirable in connection with such reletting. Any such reletting or relettings may be for such term or terms (including periods that exceed the balance of the term of this Lease), and upon such other terms, covenants and conditions as Landlord may in Landlord's sole discretion deem advisable. If the rent or rents received during any month and applied as provided above shall be insufficient to cover all such amounts including the Base Rent and any other amounts to be paid by Tenant pursuant to this Lease for such month, Tenant shall pay to Landlord any deficiency; such deficiencies shall be calculated and paid monthly. No entry or taking possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease, unless Landlord gives written notice of such election to Tenant or unless such termination shall be decreed by a court of competent jurisdiction. Notwithstanding any reletting by Landlord without termination, Landlord may at any time thereafter terminate this Lease for such previous default by giving written notice thereof to Tenant.

        (b) Terminate Tenant's right to possession by notice to Tenant, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation the following: (1) all unpaid Rent which has been earned at the time of such termination plus (2) the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in Landlord's sole discretion deems reasonable and necessary.

        (c) If an Event of Default specified in Section 22.1 (c) occurs, Landlord may remove and store any property that remains on the Premises and, if Tenant does not claim such property within ten (10) days after Landlord has delivered to Tenant notice of such storage, Landlord may appropriate, sell, destroy or otherwise dispose of the property in question without notice to Tenant or any other person, and without an obligation to account for such property.

        22.3 PAYMENT BY TENANT. Upon any Event of Default, Tenant shall also pay to Landlord all costs and expenses incurred by Landlord, including court costs and reasonable attorneys' fees, in (a) retaking or otherwise obtaining possession of the Premises, (b) removing and storing Tenant's or an other occupant's property, (c) repairing, restoring, altering, remodeling or otherwise puking the Premises into condition acceptable to a new tenant or tenants, (d) reletting all or an part of the Premises, (e) paying or performing the underlying obligation which Tenant failed to pay or perform, and (f) enforcing any of Landlord's rights, remedies of recourse arising as a consequence of the Event of Default.

        22.4 RELETTING. Upon termination of this Lease or upon termination of Tenant's right to possession of the Premises, Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different than the Term, rental concession, and alterations to and improvements of the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Complex. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due with respect to such reletting. If Landlord relets the Premises, rent Landlord receives from such reletting shall be applied to the payment of: first, any indebtedness from Tenant to Landlord other than Rent (if any); second, all costs, including for maintenance and alterations, incurred by Landlord in reletting; and third, Rent due and unpaid. In no event shall Tenant be entitled to the excess of any rent obtained by reletting over the Rent herein reserved.

        22.5 LANDLORD'S RIGHT TO PAY OR PERFORM. Upon an Event of Default, Landlord may, but without obligation to do so and without thereby waiving or curing such Event of Default, pay or perform the underlying obligation for the account of Tenant, and enter the Premises and expend the Security Deposit, if any, and any other sums for such purpose.

        22.6 NO WAIVER: NO IMPLIED SURRENDER. Provisions of this Lease may only be waived by the party entitled to the benefit of the provision evidencing the waiver in writing. Thus, neither the acceptance of Rent by Landlord following an Event of Default (whether known to Landlord or not), nor any other custom or practice followed in connection with this Lease, shall constitute a waiver by Landlord of such Event of Default or an other Event of Default. Further, the failure by Landlord to complain of any action or inaction by Tenant, or to assert that any action or inaction by Tenant constitutes (or would constitute, with the giving of notice and the passage of time) an Event of Default, regardless of how long such failure continues, shall not extinguish, waive or in any way diminish the rights, remedies and recourse of Landlord with respect to such action or inaction. No waiver by Landlord of any provision of this Lease or of any breach by Tenant of any obligation of Tenant hereunder shall be deemed to be a waiver of any other provisions hereof, or of any subsequent breach by Tenant of the same or any other provision hereof; Landlord's consent to any act by Tenant requiring Landlord's consent shall not be deemed to render unnecessary the obtaining of Landlord's consent to any subsequent act of Tenant. No act or omission by Landlord (other than Landlord's execution of a document acknowledging such surrender) or Landlord's agents, including the delivery of the keys to the Premises, shall constitute an acceptance of a surrender of the Premises.

                       ARTICLE XXIII: DEFAULT BY LANDLORD

        Landlord shall not be in default under this Lease, and Tenant shall not be entitled to exercise any right, remedy or recourse against Landlord or otherwise as a consequence of any alleged default by Landlord under this Lease, unless Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant gives Landlord and (provided that Tenant shall have been giving the name and address of Landlord's Mortgagee) Landlord's Mortgagee written notice thereof specifying, with reasonable particularity, the nature of Landlord's failure. If, however, the failure cannot reasonably be cured within the thirty (30) day period, Landlord shall not be in default hereunder if Landlord or Landlord's Mortgagee commences to cure the failure within the thirty (30) days and thereafter pursues the curing of same diligently to completion. If Tenant recovers a money judgment against Landlord for Landlord's default of its obligations hereunder or otherwise, the judgment shall be limited to Tenant's actual direct, but no consequential, damages therefore and shall be satisfied only out of the interest of Landlord in the Complex as the same may then be encumbered, and Landlord shall not otherwise be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Complex. The foregoing shall not limit any right that Tenant might have to obtain specific performance of Landlord's obligations hereunder.

                         ARTICLE XXIV: RIGHT OF RE-ENTRY

        24.1 SURRENDER OF PREMISES. Upon the expiration or termination of the Term for whatever cause, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately, quietly and peaceably surrender to Landlord possession of the Premises in "broom clean" and good order, condition and repair, except only for ordinary wear and tear, damage by casualty not covered by Section 15.2 and repairs to be made by Landlord pursuant to Section 15.1. If Tenant is in default under this Lease, Landlord shall have a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et ~9,., of the Utah Code Ann. (Or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant, and to restore the Premises to their condition on the date of this Lease. All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. Tenant shall not be released from Tenant's obligations under this Lease in connection with surrender of the Premises until Landlord has inspected the Premises and delivered to Tenant a written release. While Tenant remains in possession of the Premises after such expiration, termination or exercise by Landlord of its re-entry right, Tenant shall be deemed to be occupying the Premises as a tenant-at-sufferance, subject to all of the obligations of Tenant under this Lease, except that the daily Rent shall be twice the per-day Rent in effect immediately before such expiration, termination or exercise by Landlord. No such holding over shall extend the Term. If Tenant fails to surrender possession of the Premises in the condition herein required, Landlord may, at Tenant's expense, restore the Premises to such condition.

        24.2 HAZARDOUS SUBSTANCES. No spill, deposit, emission, leakage or other release of Hazardous Substance in the soils, groundwaters or waters shall be deemed to result in either (a) wear and tear that would be normal for the term of the Lease; or (b) a casualty to the Premises. Tenant shall be responsible to promptly and completely cleanup any such release as shall occur on the Premises during the term of the Lease and shall surrender the Premises free of any contamination or other damage caused by such occurrence during the term of the Lease. Tenant's obligation to cleanup the Premises pursuant to the provisions of this Article XMV shall survive the expiration or other termination of this Lease.

                 ARTICLE XXV: TENANT'S RIGHT TO TERMINATE LEASE

        Subject to the provisions of this Article XXV and provided that no Event of Default has occurred and is then continuing and no event has occurred and is then continuing which, with the giving of notice or lapse of time, or both, would become an Event of Default, Tenant shall have the option exercisable at any time after the third anniversary of the Commencement Date to terminate this Lease and Tenant's rights in and to the Premises (hereinafter the "Termination Option"). The Termination Option shall only be exercisable by (a) Tenant giving Landlord at least one hundred and eighty (180) days prior written notice of (1) Tenant's intention to exercise the Termination Option and (2) the date on which the Lease and Tenant's rights in and to the Premises are to terminate (hereinafter the "Termination Date") and (b) Tenant paying to Landlord concurrently with the giving of such notice, in cash or other immediately available funds, an amount equal to the unamortized cost of Landlord's Work as of the Termination Date. For purposes of this Article XXV, the unamortized cost of Landlord's Work shall be determined by amortizing the total cost of Landlord's Work on a straight line basis over a term of five years, with such five year period commencing on the Commencement Date. The total cost of Landlord's Work shall be equal to the sum of the Construction Allowance and the Excess Tenant Improvement Costs.

                        ARTICLE XXVI: GENERAL PROVISIONS

        26.1 INDEPENDENT OBLIGATIONS; NO OFFSET. The obligations of Tenant to pay Rent and to perform the other undertakings of Tenant hereunder constitute independent unconditional obligations to be performed at the times specified hereunder, regardless of any breach or default by Landlord hereunder. Tenant shall have no right, and Tenant hereby waives and relinquishes all rights which Tenant might otherwise have, to claim any nature of lien against the Complex or to withhold, deduct form or offset against any Rent or other sums to be paid to Landlord by Tenant, unless a default by Landlord hereunder remains uncured for longer than sixty (60) days after written notice of such default from Tenant to Landlord.

        26.2 TIME OF ESSENCE. Time is of the essence with respect to each date or time specified in this Lease by which an event is to occur.

        26.3 APPLICABLE LAW. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH. ALL MONETARY AND OTHER OBLIGATIONS OF LANDLORD AND TENANT ARE PERFORMABLE IN THE COUNTY WHERE THE COMPLEX IS LOCATED

        26.4 ASSIGNMENT BY LANDLORD. Landlord shall have the right to assign, in whole or in part, any or all of its rights, titles or interests in and to the Complex or this Lease and, upon any such assignment, Landlord shall be relieved of all unaccrued liabilities and obligations hereunder to the extent of the interest so assigned.

        26.5 ESTOPPEL CERTIFICATES: FINANCIAL STATEMENTS. Tenant shall, from time to time and within ten (10) days of written request from either Landlord or Landlord's Mortgagee, and without compensation or consideration execute, have acknowledged and deliver a certificate setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date and expiration date; (c) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that this Lease, as modified, supplemented or amended (if such is the case) constitutes the complete agreement between Landlord and Tenant with respect to the Premises and the Complex and that Tenant does not hold an option to purchase the Complex or any interest therein, (e) that all conditions under this Lease to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; (f) that no defenses or offsets exist against the enforcement of this Lease by Landlord or, in the alternative, those claimed by Tenant to exist; (g) whether within the knowledge of Tenant there are any existing breaches or defaults by Landlord hereunder and, if so, stating the defaults with reasonable particularity; (h) the amount of advance Rent, if any (or none if such is the case), paid by Tenant; (i) the date to which Rent has been paid; the amount of the Security Deposit, if any; and (k) such other information as Landlord or Landlord's Mortgagee may request. Landlord's Mortgagee and purchasers from either Landlord's Mortgagee or Landlord shall be entitled to rely on any estoppel certificate executed by Tenant. Tenant shall, within ten (10) days after Landlord's request, furnish to Landlord current financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct.

        26.6 SIGNS. COMPLEX NAME AND BUILDING ADDRESS. Landlord may, from time to time at its discretion, maintain any and all signs anywhere in the Complex, and may change the name and street address of the Complex. Tenant shall not use the name of the Complex for any purpose other than as the address of the building for the business to be conducted by Tenant from the Premises

        26.7 NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall either be mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, and addressed as set forth in this Section 26.7, or delivered in person to the intended addressee, or sent by prepaid telegram, cable or telex followed by a confirmatory letter. Notice mailed in the aforesaid manner shall become effective three (3) business days after deposit; notice given in any other manner, and any notice given to Landlord, shall be effective only upon receipt by the intended addressee. For the purposes of notice, the address of
(a) Landlord shall be at the Complex manager's office at the Complex, and (b) Tenant shall be, prior to the Commencement Date, the address recited on the signature page hereof, and after the Commencement Date, the Premises. Each party shall have the continuing right to change its address for notice hereunder by the giving of fifteen (15) days' prior written notice to the other party in accordance with this Section 26.7.

        26.8 ENTIRE AGREEMENT. AMENDMENT AND BINDING EFFECT. This Lease constitutes the entire agreement between Landlord and Tenant relating to the subject matter hereof, and all prior agreements relative hereto which are not contained herein are terminated. This Lease may be amended only by a written document duly executed by Landlord and Tenant (and, if a Mortgage is then in effect, by the Landlord's Mortgagee entitled to the benefits thereof), and any alleged amendment which is not so documented shall not be effective as to either party. The provision of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns; provided, however, that this Section 26.8 shall not negate, diminish or alter the restrictions on Transfer applicable to Tenant set forth elsewhere in this Lease this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns; provided, however, that this Section 26.8 shall not negate, diminish or alter the restrictions on Transfer applicable to Tenant set forth elsewhere in this Lease.

        26.9 SEVERABILITY. This Lease is intended to be performed in accordance with AND only to the extent permitted by all Legal Requirements. If any provision of this Lease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

        26.10 NUMBER AND GENDER. CAPTIONS AND REFERENCES. As the context of this Lease may require, pronouns shall include natural persons and legal entities of every kind and character, the singular number shall include the plural, and the neuter shall include the masculine and the feminine gender. Section headings in this Lease are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define any section hereof. Whenever the terms "hereof," "hereby," "herein," "hereunder," or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Section" shall be construed as referring to the indicated section of this Lease.

        26.11 ATTORNEY'S FEES. In the event either party commences a legal proceeding to enforce any of the terms of this Lease, the prevailing party in such action shall have the right to recover reasonable attorneys" fees and costs from the other party, to be fixed by the court in the same action. "Legal proceedings" includes appeals from a lower court judgment as well as proceedings in the Federal Bankruptcy Court ("Bankruptcy Court"), whether or not they are adversary proceedings or contested matters. The "prevailing party" (a) as used in the context of proceedings in the Bankruptcy Court means the prevailing party in an adversary proceeding or contested matter, or an other actions taken by the non-bankrupt party which are reasonably necessary to protect its rights under this Lease, and (b) as used in the context of proceedings in any court other than the Bankruptcy Court means the party that prevails in obtaining a remedy or relief which most nearly reflects the remedy or relief which the party sought; so that, for example, the prevailing party may be a party which is ordered to pay One Hundred Dollars ($100) where the obligation to pay Eighty Dollars ($80) was undisputed and the claiming party alleged that it was entitled to One Thousand Dollars ($1,000).

        26.12 BROKERS. Tenant and Landlord hereby warrant and represent unto the other that it has not incurred or authorized any brokerage commission, finder's fees or similar payments in connection with this Lease, other than that which is due to Cottonwood Realty, which payment shall by paid by Landlord. Each party shall defend, indemnify and hold the other harmless from or the maximum rate allowed by law from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default in payment.

        26.14 AUTHORITY. The person executing this Lease on behalf of Tenant personally warrants and represents to landlord that (a) Tenant is a duly organized and existing legal entity, in good standing in the State of Utah, (b) Tenant has full right and authority to execute, deliver and perform this Lease,
(c) the person executing this Lease on
behalf of Tenant was authorized to do so, and (d) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this Lease on behalf of Tenant.

        26.15 RECORDING. Neither this Lease (including any Exhibit hereto) nor any memorandum hereto shall be recorded without the prior written consent of Landlord.

        26.16 RENEWAL OPTION. Tenant shall have the right to renew the Term of the Lease for an additional period of thirty-six months in accordance with the provisions of Exhibit D attached hereto and by this reference made a part hereof.

        26.17 RIGHT OF FIRST REFUSAL.. Tenant shall have a right of first refusal with respect to other space located in the Complex in accordance with the provisions of Exhibit E attached hereto and by this reference made a part hereof.

        26.18 EXHIBITS. All Exhibits and written addenda hereto are incorporated herein for any and all purposes.

        26.19 MULTIPLE COUNTERPARTS. This Lease may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one instrument

        26.20 MISCELLANEOUS. Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Each provision to be performed by Tenant shall be construed to be both a covenant and a condition. Venue on any action arising out of this Lease shall be proper only in the District Court of Utah County, State of Utah. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of the Premises. The submission of this Lease to Tenant is not an offer to lease the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord and Landlord has duly executed and delivered one of those duplicate original copies to Tenant

EXECUTED as of the date and year above first written.

Landlord and Landlord has duly executed and delivered one of those duplicate original copies to Tenant

EXECUTED as of the date and year above first written.

TENANT ACKNOWLEDGES THAT LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE CONDITION OF THE PREMISES, EITHER EXPRESS OR IMPLED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES FOR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN), SET OFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

TENANT: CALDERA, INC.

BY:            /s/ Douglas S. Cooper
               --------------------------------------
TITLE:         Controller
               --------------------------------------
NAME:          Douglas S. Cooper
               --------------------------------------
DATE:          October 9, 1997
               --------------------------------------
ADDRESS:       633 South 550 East, Provo, Utah 84606
               --------------------------------------


LANDLORD:            ESNET PROPERTIES, L.C., a Utah
                     limited liability company

BY:            /s/ Daniel W. Campbell
               --------------------------------------
TITLE:         Managing Member
               --------------------------------------
NAME:          Daniel W. Campbell
               --------------------------------------
DATE:          October 10, 1997
               --------------------------------------

ADDRESS:      5152 North Edgewood Drive, Suite 350 Provo, Utah 84604
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